Exhibit 99.1

FOR IMMEDIATE RELEASE

Editor’s Contact:
Steve Sturgeon
QLogic Corporation
Phone: (949) 389-6268
steve.sturgeon@qlogic.com

Investor’s Contact:
Michael Roe
QLogic Corporation
Phone: (949) 389-6440
michael.roe@qlogic.com

QLOGIC REPORTS FOURTH QUARTER
AND FISCAL YEAR 2004 RESULTS

Aliso Viejo, Calif., April 28, 2004 – QLogic Corporation (Nasdaq:QLGC), the company that powers storage area networks (SANs), today announced its financial results for the fourth quarter and fiscal year ended March 28, 2004. These results are consistent with the preliminary results previously announced on March 30, 2004.

Net revenues for the fourth quarter of fiscal 2004 were $128.3 million and increased 6% from the $120.6 million reported in the comparable quarter last year. Fibre Channel revenues for the fourth quarter of fiscal 2004 were $103.0 million and represented 80% of the Company’s total revenue. Fibre Channel revenues for the fourth quarter were up 20% from the comparable quarter last year. Net income on a GAAP basis for the fourth quarter of fiscal 2004 was $32.9 million, or $0.34 per share on a diluted basis and increased 10% from the $29.9 million, or $0.31 per share on a diluted basis, reported in the fourth quarter of last year.

During the fourth quarter of fiscal 2004, net revenues decreased sequentially from the $137.1 million reported in the third quarter of fiscal 2004. Fourth quarter net income on a GAAP basis decreased sequentially from the $35.0 million, or $0.36 per share on a diluted basis, reported in the third quarter of fiscal 2004.

Net revenues for fiscal 2004 were $523.9 million, up 19% from the $440.8 million reported in fiscal year 2003. Net income on a GAAP basis for fiscal 2004 was $133.7 million, or $1.39 per share on a diluted basis. This fiscal year 2004 net income increased 29% from the $103.5 million, or $1.09 per share on a diluted basis reported last year.

The Company uses certain non-GAAP measures to supplement financial statements based on GAAP. These non-GAAP measures include adjustments for merger related stock compensation charges, legal settlements, and in fiscal 2003, sales discounts for stock warrants and an impairment of an investment in a technology company. A description of the purpose and benefit of such non-GAAP financial information is presented below and a reconciliation between the GAAP and non-GAAP measures is included in the accompanying financial data.

Non-GAAP net income for the fourth quarter of fiscal 2004 was $34.7 million, or $0.36 per share on a diluted basis and increased 9% from the $32.0 million, or $0.33 per share on a diluted basis, reported in the fourth quarter of last year. Non-GAAP net income for the fourth quarter of fiscal 2004 declined sequentially from the $37.9 million, or $0.39 per share on a diluted basis reported for the third quarter of fiscal 2004.

During fiscal 2004, the Company’s non-GAAP net income was $142.5 million, or $1.48 per share on a diluted basis. This fiscal year 2004 net income increased 25% from the $114.4 million, or $1.20 per share on a diluted basis, reported last year.

“During fiscal 2004, QLogic achieved a number of milestones, including the establishment of new records for annual revenue and net income. On a GAAP basis, net revenues for fiscal 2004 increased 19% to $524 million and net income increased 29% to $134 million from the prior fiscal year,” said H.K. Desai, the Company’s chairman, chief executive officer and president. “Our overall performance during the fiscal year demonstrated strong revenue growth and profitability. With our current year design wins, we are well positioned for continued growth in fiscal 2005.”

The Company’s balance sheet was again highlighted by an increase in cash and short-term investments, ending the quarter with $743 million. During fiscal 2004, cash and short-term investments increased by $100 million, net of the $57 million the Company used to purchase its common stock pursuant to the previously authorized stock repurchase program. During April 2004, the Company purchased an additional $20 million of its common stock under the stock repurchase program.

QLogic’s fourth quarter and fiscal year 2004 conference call is scheduled today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chairman of the board, chief executive officer and president, and Frank Calderoni, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at www.qlogic.com or via CCBN. Phone access to participate in the conference call is available at (913) 981-4901, passcode: 750734.

The quarterly and fiscal year financial information that the Company intends to discuss during the conference call is included in this press release and will be available on the Company’s website at www.qlogic.com for 12 months following the conference call. To listen to a webcast replay of the conference call, please visit the Investor Relations section of the Company’s website at www.qlogic.com. The webcast replay will be available for 12 months following the conference call. An audio replay of the conference call will also be available through May 12, 2004 by calling (719) 457-0820, passcode: 750734.

Non-GAAP Financial Measurements

The non-GAAP net income and related net income per share amounts supplement the corresponding financial measurements computed in accordance with generally accepted accounting principles (GAAP) and excludes non-cash merger related stock compensation charges, legal settlements, sales discounts for stock warrants and an impairment of an investment in a technology company. The Company has provided these non-GAAP financial measures to assist investors to better understand the Company’s core operating performance and to enhance comparisons of its core operating performance with historical periods and the operating performance of its competitors. Items excluded from non-GAAP financial measurements are also excluded by management in its evaluation of the core operating performance of the Company and in its evaluation of trends between fiscal periods. In addition, the Company prepares and maintains all budgets and forecasts of future periods on a basis consistent with these non-GAAP financial measurements. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.

Powered by QLogic

Since 1993, over 50 million QLogic products have shipped inside servers, workstations, RAID subsystems, tape libraries, disk and tape drives. These products were delivered to small, medium and large enterprises around the world. Powering solutions from leading companies like Cisco, Dell, EMC, Fujitsu, Hitachi, HP, IBM, Network Appliance, Quantum, StorageTek and Sun Microsystems, the broad line of QLogic controller chips, host bus adapters, network switches and management software move data from storage devices through the network fabric to servers. A member of the S&P 500 and NASDAQ 100, QLogic was named to the following during fiscal year 2004: (i) Fortune’s 100 Fastest Growing Companies list for the fourth consecutive year; (ii) Forbes’ Best 200 Small Companies for the fifth consecutive year; and (iii) Business Week’s list of 100 Hot Growth Companies. For more information visit www.qlogic.com.

Note: All QLogic-issued press releases appear on the Company’s website (www.qlogic.com). Any announcement that does not appear on the QLogic website has not been issued by QLogic.

Disclaimer — Forward Looking Statements

This press release contains statements relating to future results of the Company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined within the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The Company wishes to advise readers that these potential risks and uncertainties include, but are not limited to: the volatility of the Company’s stock price; fluctuations in operating results; the dependence on the storage area network market; the ability to maintain and gain market or industry acceptance of the Company’s products; the dependence on a limited number of customers and fluctuations or cancellations in orders from customers; the ability to compete effectively with other companies; a reduction in sales efforts by current distributors; the dependence on relationships with certain silicon chip suppliers and other subcontractors; the complexity of the Company’s products; terrorist activities and resulting military actions; international, economic, regulatory, political and other risks; changes in semiconductor foundry capacity; the ability to maintain or expand upon strategic alliances; the strain on resources caused by rapid growth and expansion; the ability to attract and retain key personnel; and the ability to protect proprietary rights or to satisfactorily resolve any infringement claims.

More detailed information on these and additional factors which could affect the Company’s operating and financial results are described in the Company’s Forms 10-K, 10-Q and other reports, filed or to be filed with the Securities and Exchange Commission. The Company urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Company faces. The forward looking statements contained in this press release are made only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

SUMMARY CONSOLIDATED RESULTS OF OPERATIONS

(unaudited — in thousands, except per share amounts)

Consolidated GAAP Results

	Three Months Ended			Years Ended
	Mar. 28,	Dec. 28,	Mar. 30,	Mar. 28,	Mar. 30,
	2004	2003	2003	2004	2003
Net revenues	$128,294	$137,064	$120,565	$523,860	$440,809
Gross profit	89,249	94,183	79,410	357,566	281,439
Operating income	48,625	52,879	42,569	198,757	141,863
Net income	32,864	34,952	29,889	133,673	103,473
Net income per share — diluted	0.34	0.36	0.31	1.39	1.09
Weighted average common shares outstanding — diluted	95,798	96,823	95,444	96,246	95,354

Consolidated Results Excluding Non-GAAP Adjustments

	Three Months Ended			Years Ended
	Mar. 28,	Dec. 28,	Mar. 30,	Mar. 28,	Mar. 30,
	2004	2003	2003	2004	2003
Net revenues	$128,294	$137,064	$120,565	$523,860	$444,037
Gross profit	89,249	94,183	79,410	357,566	284,667
Operating income	50,494	56,499	44,640	208,250	151,864
Net income	34,733	37,888	31,960	142,482	114,416
Net income per share — diluted	0.36	0.39	0.33	1.48	1.20
Weighted average common shares outstanding — diluted	95,798	96,823	95,444	96,246	95,354

QLOGIC CORPORATION

SUMMARY CONSOLIDATED RESULTS OF OPERATIONS (continued)

(unaudited — in thousands)

Description of Non-GAAP Adjustments

A summary of the non-GAAP adjustments reported by QLogic is as follows:

	Three Months Ended			Years Ended
	Mar. 28,	Dec. 28,	Mar. 30,	Mar. 28,	Mar. 30,
	2004	2003	2003	2004	2003
Merger related stock compensation charges	$1,869	$1,870	$2,071	$7,743	$6,773
Legal settlements	—	1,750	—	1,750	—
Sales discounts for stock warrants	—	—	—	—	3,228
Technology company investment impairment	—	—	—	—	3,000

Pre-tax adjustments	1,869	3,620	2,071	9,493	13,001
Income tax effect	—	(684)	—	(684)	(2,058)

After-tax non-GAAP adjustments	$1,869	$2,936	$2,071	$8,809	$10,943

Non-GAAP Financial Measurements

In addition to the results presented throughout this document in accordance with generally accepted accounting principles (GAAP), the Company has provided non-GAAP measurements, which present operating results on a basis excluding certain non-GAAP adjustments. Details of these adjustments are presented in the table above.

The Company has provided these non-GAAP financial measures to assist investors to better understand the Company’s core operating performance and to enhance comparisons of its core operating performance with historical periods and the operating performance of its competitors. Management uses the non-GAAP operating results in its evaluation of the core operating performance of the Company and in its evaluation of trends between fiscal periods. In addition, the Company prepares and maintains all budgets and forecasts of future periods on a basis consistent with these non-GAAP operating results. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended March 28, 2004			Three Months Ended March 30, 2003
	GAAP	Non-GAAP	Non-GAAP	GAAP	Non-GAAP	Non-GAAP
	Results	Adjustments	Results	Results	Adjustments	Results
Gross revenues	$128,294	$—	$128,294	$120,565	$—	$120,565
Stock-based sales discounts	—	—	—	—	—	—

Net revenues	128,294	—	128,294	120,565	—	120,565
Cost of revenues	39,045	—	39,045	41,155	—	41,155

Gross profit	89,249	—	89,249	79,410	—	79,410
Operating expenses:
Engineering and development	22,024	(1,869)	20,155	21,901	(2,071)	19,830
Sales and marketing	14,941	—	14,941	11,304	—	11,304
General and administrative	3,659	—	3,659	3,636	—	3,636

Total operating expenses	40,624	(1,869)	38,755	36,841	(2,071)	34,770

Operating income	48,625	1,869	50,494	42,569	2,071	44,640
Interest and other income	4,381	—	4,381	5,160	—	5,160

Income before income taxes	53,006	1,869	54,875	47,729	2,071	49,800
Income taxes	20,142	—	20,142	17,840	—	17,840

Net income	$32,864	$1,869	$34,733	$29,889	$2,071	$31,960

Net income per share:
Basic	$0.35	$0.02	$0.37	$0.32	$0.02	$0.34
Diluted	$0.34	$0.02	$0.36	$0.31	$0.02	$0.33
Number of shares used in per share computations:
Basic	94,367	—	94,367	93,771	—	93,771
Diluted	95,798	—	95,798	95,444	—	95,444

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended March 28, 2004			Three Months Ended December 28, 2003
	GAAP	Non-GAAP	Non-GAAP	GAAP	Non-GAAP	Non-GAAP
	Results	Adjustments	Results	Results	Adjustments	Results
Gross revenues	$128,294	$—	$128,294	$137,064	$—	$137,064
Stock-based sales discounts	—	—	—	—	—	—

Net revenues	128,294	—	128,294	137,064	—	137,064
Cost of revenues	39,045	—	39,045	42,881	—	42,881

Gross profit	89,249	—	89,249	94,183	—	94,183
Operating expenses:
Engineering and development	22,024	(1,869)	20,155	21,514	(1,870)	19,644
Sales and marketing	14,941	—	14,941	13,846	—	13,846
General and administrative	3,659	—	3,659	5,944	(1,750)	4,194

Total operating expenses	40,624	(1,869)	38,755	41,304	(3,620)	37,684

Operating income	48,625	1,869	50,494	52,879	3,620	56,499
Interest and other income	4,381	—	4,381	3,495	—	3,495

Income before income taxes	53,006	1,869	54,875	56,374	3,620	59,994
Income taxes	20,142	—	20,142	21,422	684	22,106

Net income	$32,864	$1,869	$34,733	$34,952	$2,936	$37,888

Net income per share:
Basic	$0.35	$0.02	$0.37	$0.37	$0.03	$0.40
Diluted	$0.34	$0.02	$0.36	$0.36	$0.03	$0.39
Number of shares used in per share computations:
Basic	94,367	—	94,367	94,458	—	94,458
Diluted	95,798	—	95,798	96,823	—	96,823

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Year Ended March 28, 2004			Year Ended March 30, 2003
	GAAP	Non-GAAP	Non-GAAP		Non-GAAP	Non-GAAP
	Results	Adjustments	Results	GAAP Results	Adjustments	Results
Gross revenues	$523,860	$—	$523,860	$444,037	$—	$444,037
Stock-based sales discounts	—	—	—	3,228	(3,228)	—

Net revenues	523,860	—	523,860	440,809	3,228	444,037
Cost of revenues	166,294	—	166,294	159,370	—	159,370

Gross profit	357,566	—	357,566	281,439	3,228	284,667
Operating expenses:
Engineering and development	87,755	(7,743)	80,012	81,253	(6,773)	74,480
Sales and marketing	52,952	—	52,952	44,312	—	44,312
General and administrative	18,102	(1,750)	16,352	14,011	—	14,011

Total operating expenses	158,809	(9,493)	149,316	139,576	(6,773)	132,803

Operating income	198,757	9,493	208,250	141,863	10,001	151,864
Interest and other income	16,844	—	16,844	17,356	3,000	20,356

Income before income taxes	215,601	9,493	225,094	159,219	13,001	172,220
Income taxes	81,928	684	82,612	55,746	2,058	57,804

Net income	$133,673	$8,809	$142,482	$103,473	$10,943	$114,416

Net income per share:
Basic	$1.42	$0.09	$1.51	$1.11	$0.11	$1.22
Diluted	$1.39	$0.09	$1.48	$1.09	$0.11	$1.20
Number of shares used in per share computations:
Basic	94,281	—	94,281	93,469	—	93,469
Diluted	96,246	—	96,246	95,354	—	95,354

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	Mar. 28, 2004	Mar. 30, 2003
ASSETS
Current assets:
Cash and cash equivalents	$156,593	$137,810
Short-term investments	586,441	505,387
Accounts receivable, net	67,355	49,694
Inventories	20,935	19,365
Other current assets	22,256	35,924

Total current assets	853,580	748,180
Property and equipment, net	67,224	59,813
Other assets	7,711	9,426

	$928,515	$817,419

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18,570	$15,301
Accrued compensation	18,849	21,997
Income taxes payable	10,691	19,201
Other liabilities	12,687	10,185

Total current liabilities	60,797	66,684
Total stockholders’ equity	867,718	750,735

	$928,515	$817,419

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Years Ended
	Mar. 28,	Mar. 30,
	2004	2003
Cash flows from operating activities:
Net income	$133,673	$103,473
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,829	14,706
Deferred income taxes	15,420	5,937
Tax benefit from issuance of stock under stock plans	10,640	6,037
Amortization of deferred stock-based compensation	1,196	1,904
Provision for losses on accounts receivable	(450)	(550)
Loss on disposal of property and equipment	43	1,478
Write-down of non-marketable investments	—	4,000
Stock-based sales discounts	—	3,228
Changes in operating assets and liabilities:
Accounts receivable	(17,211)	(10,784)
Inventories	(1,570)	5,393
Other assets	(37)	(1,229)
Accounts payable	3,269	276
Accrued compensation	(3,148)	6,855
Income taxes payable	(8,510)	10,606
Other liabilities	9,048	3,974

Net cash provided by operating activities	157,192	155,304

Cash flows from investing activities:
Purchases of marketable securities	(974,494)	(858,202)
Sales and maturities of marketable securities	893,122	773,338
Additions to property and equipment	(22,283)	(15,704)
Acquisition of business	—	(1,695)

Net cash used in investing activities	(103,655)	(102,263)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	22,260	11,623
Purchase of treasury stock	(57,014)	(2,978)

Net cash provided by (used in) financing activities	(34,754)	8,645

Net increase in cash and cash equivalents	18,783	61,686
Cash and cash equivalents at beginning of period	137,810	76,124

Cash and cash equivalents at end of period	$156,593	$137,810